UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2022

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Core & Main, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40650	86-3149194
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

1830 Craig Park Court
St. Louis, Missouri	63146
(Address of principal executive offices)	(Zip Code)

(314) 432-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.01 per share	CNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Core & Main, Inc. (the "Company") held its annual meeting of stockholders on July 19, 2022. For more information on the following proposals submitted to stockholders, see the Company’s definitive proxy statement dated May 25, 2022. Below are the final voting results for each matter submitted to a vote of stockholders.
Proposal No. 1 - Election of Directors
The following four individuals were elected to the Company’s Board of Directors to serve as Class I directors until the Company’s 2025 annual meeting of stockholders and until their successors have been duly elected and qualified, subject to earlier resignation or removal.

Name	Votes For	Votes Withheld	Broker Non-Votes
James G. Berges	203,895,194	37,043,124	1,098,373
Dennis G. Gipson	218,502,794	22,435,524	1,098,373
Stephen O. LeClair	219,944,856	20,993,462	1,098,373
Nathan K. Sleeper	213,835,840	27,102,478	1,098,373
Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm
The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2023 was ratified.

Votes For	Votes Against	Votes Abstained
239,285,511	2,666,389	84,791
Proposal No. 3 - Non-Binding Vote on Executive Compensation
The stockholders approved, on an advisory, non-binding basis, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
239,145,471	1,696,723	96,124	1,098,373
Proposal No. 4 - Non-Binding Vote on Frequency of Future Non-Binding Votes on Executive Compensation
The stockholders voted, on an advisory, non-binding basis, for "every one year" as the frequency of future advisory votes on the compensation paid to the Company’s named executive officers. In light of the vote, the Company has determined that it will include an advisory stockholder vote on the compensation paid to its named executive officers in its proxy materials every year until the next required frequency vote.

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
240,799,358	24,599	28,974	85,387	1,098,373

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core & Main, Inc.

By:	/s/ Stephen O. LeClair
Name:	Stephen O. LeClair
Title:	Chief Executive Officer

Date: July 19, 2022